EXHIBIT 32.1

CERTIFICATION ACCOMPANYING ANNUAL REPORT ON FORM 10-K
OF
GREENLIGHT CAPITAL RE, LTD.
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(CHAPTER 63, TITLE 18 U.S.C. SS.SS. 1350)

I, Barton Hedges, hereby certify that the annual report on Form 10-K for the year ended December 31, 2011 of Greenlight Capital Re, Ltd., fully complies with the applicable reporting requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Greenlight Capital Re, Ltd.

Date: February 21, 2012	/s/ Barton Hedges
Name: Barton Hedges Title: Chief Executive Officer